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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2022

Date of Report (Date of earliest event reported)

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Yuengling’s Ice Cream Corporation (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-53450	47-5386867
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway #650, Atlanta, GA 30328
(Address of principal executive offices)

(404) 805-6044
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	ARSN	OTC

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2022, Yuengling’s Ice Cream Corporation (the “Company”) entered into a Definitive Agreement to acquire all the equity of Revolution Desserts, LLC (“Revolution”) from the Selling Members. As set forth in the agreement, there are a number conditions to closing, including SEC approval of the Company’s Reg. 1-A, and as such the closing date is unknown.

Revolution owns or licenses the Gelato Fiasco, Sweet Scoops, Art Cream, and SoCo Creamery brands. Revolution was founded by Robert Carlson and Luciano Vitali Alves and, in addition to Mr. Carlson, is currently being run by Charles Green. Mr. Carlson and Mr. Green will remain with Yuengling’s following the closing.

Mr. Green has more than 40 years in the ice cream, logistics, and consumer packaged goods (“CPG”) industries. He is best known for his time at Ben & Jerry’s, during which time he led the company’s national and international expansion. Since leaving Ben & Jerry’s/Unilever, Mr. Green has worked with a number of other ice cream brands such as Steve’s Ice Cream, Ample Hills, and Jenni’s.

Mr. Carlson has more than 30 years in the frozen desserts business. Prior to Revolution, Mr. Carlson helped relaunch the Company in 2014. Before working with the Company, Mr. Carlson was involved with numerous businesses, including Sunkist Frozen, Brigham’s Ice Cream and Ben & Jerry’s.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

10.1       Membership Interest Purchase Agreement by and among Yuengling’s Ice Cream Corporation, Revolution Desserts, LLC and the Selling Members, dated April 30, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuengling’s Ice Cream Corporation

By:	/s/ Robert C. Bohorad
Robert C. Bohorad, President & CEO

Date:  May 5, 2022

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